-------------------------------------------------------------------------------
GLOBAL SMALL CAP
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AllianceBernstein Global Small Cap Fund


Semi-Annual Report
January 31, 2003


[GRAPHIC OMITTED]


AllianceBernstein [LOGO](SM)
Investment Research and Management


Investment Products Offered
----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
----------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


LETTER TO SHAREHOLDERS
March 24, 2003

Dear Shareholder:

We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. We believe the new name represents the very best of what the union of Alliance Capital and Sanford
C. Bernstein can offer our clients--investment services that leverage a depth of expertise and industry leadership unrivaled by any other money management firm in the world.

All of Alliance Capital's domestic mutual funds have been renamed
AllianceBernstein, and we expect our investors to benefit from Alliance's and Bernstein's long-standing reputations for excellence in performing investment research.

We're sure you'll come to find that AllianceBernstein will deliver all that its new name promises--great investment services built upon great research that drives great results!

This report provides the performance and market activity for AllianceBernstein Global Small Cap Fund (the "Fund") for the semi-annual reporting period ended January 31, 2003.

Investment Objectives and Policies

This open-end fund seeks long-term growth of capital. It invests principally in a global portfolio of equity securities issued by selected companies with relatively small market capitalizations.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and its peer group, the Lipper Global Small Cap Funds Average, for the six- and 12-month periods ended January 31, 2003.

INVESTMENT RESULTS*
Periods Ended January 31, 2003


                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Global Small Cap Fund
     Class A                   -10.33%             -27.69%
------------------------------------------------------------
     Class B                   -10.62%             -28.24%
------------------------------------------------------------
     Class C                   -10.58%             -28.15%
------------------------------------------------------------
MSCI World Index                -6.78%             -19.54%
------------------------------------------------------------
Lipper Global Small Cap
Funds Average                   -2.35%             -19.36%
------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 1


performance of stock markets in 23 countries. The Lipper Global Small Cap Funds Average reflects the performance of 54 funds and 42 funds for the six- and 12-month periods, respectively. These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Small Cap Fund.

Additional investment results appear on pages 6-9.

The Fund underperformed its benchmark, the MSCI World Index, over the six- and 12-month periods ended January 31, 2003. Over the six-month period, stock selection proved positive within the Asian region, most notably Japan. However, both U.S. and European stock selection overall produced the Fund's unsatisfactory investment results. Poor stock selection within these regions largely resulted from several notable disappointments during the period, which are discussed below. The Fund maintained moderately overweight positions in Japan and the emerging markets and moderately underweight holdings in North America and Europe. Despite favorable stock selection in Japan, the Fund's overweight exposure to this poorly performing market had a negative impact on relative returns. Other regional allocations only marginally impacted the Fund's relative performance. Overall, asset allocation had a neutral impact on the Fund's investment results.

Within the U.S. holdings, entertainment software publishers THQ and Activision, as well as related retailer GameStop, were amongst the key underperformers as it became evident sales would not meet expectations. Transkaryotic Therapies suffered as approval for one of its key products was delayed.

Within Europe, business services company Capita Group, one of the Fund's larger positions, was a major detractor from performance as publicity surrounding several of its contracts resulted in the company losing its premium valuation rating. Insurance holdings Friends Provident and Scor were both major underperformers as the European insurance sector came under huge selling pressure due to concerns surrounding solvency ratios brought on by the decline in equity markets.

Strong performers during the period included a number of health care names. In the U.S., The Medicines Company, a biotechnology company, rose as it released compelling data for a comparative study of its lead product. Martek Biosciences posted strong gains as it benefited from consumer acceptance of a baby formula incorporating the company's DHA additive. Japanese pharmaceutical company Shionogi performed well in anticipation of the launch of a major new drug within European markets. Other posi-


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


tions that made significant positive contributions to returns included Getty Images, a leading provider of stock photography, enterprise software developer Hyperion Solutions and emerging market banks Absa and Komercni Bank.

Market Review

The performance of equity markets during the review period was hindered by two main factors. First, continued global economic weakness and a lack of visibility on the timing of a recovery in economic growth negatively impacted both business and consumer confidence, as well as financial market sentiment. Second, geopolitical tensions and the prospect of war in Iraq exacerbated the atmosphere of uncertainty. As a result of this environment, corporate profitability remained under pressure and earnings forecasts were generally revised downwards, although the number and scale of revisions lessened. Corporate governance standards remained under scrutiny, and investors punished companies in which management was perceived not to be working in the best interest of shareholders.

Over the six-month period, there was a strong divergence in the U.S. dollar-based performance of the regional markets as represented by the MSCI Index Series. The Pacific ex-Japan region was the best relative performer, declining by 0.9%, as compared with Japan which fell by 14.5%. The North American and European regions also performed poorly with losses of 5.4% and 8.3%, respectively. Emerging markets, as represented by the MSCI EMF Index, outperformed the developed markets shedding 0.9%.

Japan was the clear performance laggard based on disappointment regarding progress by policy-makers on promoting reform and concern over the stability of the Japanese financial system. The Bank of Japan's announcement that it would purchase shares held by banks failed to halt the market malaise. The relative poor performance of the North American and European bourses was largely a function of economic woes and geopolitics. European returns were also stalled by the European Central Bank (ECB), which in our opinion pursued an over restrictive monetary policy. Strong regional relative performance within the emerging market and Pacific ex-Japan blocks was predicated on superior growth prospects, previous economic restructuring efforts and improving natural resource prices.

Contrary to trends experienced over previous reporting periods, this semi-annual review period witnessed strong relative performance from the telecommunications, technology and media sectors. While a number of telecommunications companies benefited from improved fundamentals and solid results based on a renewed focus on cash-flow, the technology and media sectors posted strong returns. The delay and lack of visibility in an economic recovery weighed heavily on the industrial sector, which proved to be the worst rel-


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 3


ative performer. Other sectors were marked down broadly in line with each other, although utility and health care stocks performed moderately better than the overall market.

Investment Outlook

Global equity markets certainly face a variety of uncertainties. Perhaps the key focus will be the scale and recovery potential of the global economy and its subsequent impact on the business cycle and corporate profitability. The state of the U.S. economy will be of primary importance to this, and we have a moderately optimistic outlook. We are hopeful that monetary and fiscal measures taken by the U.S. authorities will act to stimulate corporate investment spending and maintain the health of the U.S. consumer.

Outside the U.S., the ECB's recent reduction in interest rates is a move away from its restrictive monetary policy and should provide a welcome boost to the region's stagnant economies. Japan still remains stuck in a deflationary rut, and we maintain that the country must face up to structural reforms, particularly within the banking system, to return to a growth path. Yet, valuations of Japanese companies reflect these difficulties, and we are currently able to identify a number of attractive investment opportunities displaying both attractive valuations and strong fundamentals.

With war in Iraq now underway, the key questions for investors will center on the costs of war--both human and economic--as well as the potential geopolitical fallout associated with a drawn out engagement that could lead to extensive casualties. While many commentators expect a brief conflict and a subsequent rally in equity prices, we believe it is worth cautioning that a protracted war would almost certainly cause oil prices to spike, hamper global economic growth, and in turn, cause turmoil in world stock exchanges. Terrorism remains another uncertainty and, sadly, is an issue that is unlikely to see a swift resolution.

On a brighter note, smaller company equity valuations are, in our opinion, very attractive despite sizeable downgrades in earnings. Indeed, a recent up-tick in merger and acquisition activity has provided support to equity prices, and perhaps signals that the corporate sector sees valuations as attractive. Given the broad sell-off over the past six months, we have been able to buy a variety of high-quality companies that we expect to grow faster at attractive prices versus the smaller-company universe. Consequently, we believe the Fund's portfolio is well positioned for strong relative performance going forward.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


Thank you for your interest and investment in AllianceBernstein Global Small Cap Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the upcoming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Vice President


/s/ Edward D. Baker, III

Edward D. Baker, III
Vice President


[PHOTO] John D. Carifa

[PHOTO] Bruce K. Aronow

[PHOTO] Edward D. Baker, III


Portfolio Managers, Bruce K. Aronow and Edward D. Baker, III, have over 43 combined years of investment experience.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 5


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND CLASS A
GROWTH OF A $10,000 INVESTMENT
1/31/93 To 1/31/03


MSCIWorld Index:  $18,475

Lipper Global Small Cap Funds Average:  $17,862

AllianceBernstein Global Small Cap Fund Class A:  $11,431


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                   AllianceBernstein     Lipper Global
                     Global Small       Small Cap Funds      MSCI World
                       Cap Fund            Average              Index
-------------------------------------------------------------------------------
     1/31/93          $  9,577            $ 10,000            $ 10,000
     1/31/94          $ 11,681            $ 13,311            $ 13,081
     1/31/95          $ 10,404            $ 12,208            $ 12,762
     1/31/96          $ 13,839            $ 15,855            $ 16,003
     1/31/97          $ 16,605            $ 18,750            $ 18,135
     1/31/98          $ 17,996            $ 20,164            $ 21,406
     1/31/99          $ 18,400            $ 20,669            $ 26,559
     1/31/00          $ 26,302            $ 29,359            $ 30,709
     1/31/01          $ 22,437            $ 27,422            $ 28,914
     1/31/02          $ 15,809            $ 22,187            $ 22,963
     1/31/03          $ 11,431            $ 17,862            $ 18,475


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Small Cap Fund (from 1/31/93 to 1/31/03) as compared to the performance of an appropriate broad-based index and the Lipper Global Small Cap Funds Average. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries.

The Lipper Global Small Cap Funds Average reflects the performance of 6 funds (based on the number of funds in the average from 1/31/93 to 1/31/03). These funds have generally similar investment objectives to AllianceBernstein Global Small Cap Fund, although the investment policies of some funds included in the average may vary.

When comparing AllianceBernstein Global Small Cap Fund to the index and average shown above, you should note that no sales charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernstein Global Small Cap Fund.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31


                              [BAR CHART OMITTED]


       AllianceBernstein Global Small Cap Fund--Yearly Periods Ended 1/31
-------------------------------------------------------------------------------
                          AllianceBernstein
                        Global Small Cap Fund        MSCI World Index
-------------------------------------------------------------------------------
     1/31/94                    21.97%                    30.81%
     1/31/95                   -10.94%                    -2.43%
     1/31/96                    33.02%                    25.39%
     1/31/97                    19.99%                    13.32%
     1/31/98                     8.37%                    18.04%
     1/31/99                     2.25%                    24.07%
     1/31/00                    42.94%                    15.63%
     1/31/01                   -14.70%                    -5.80%
     1/31/02                   -29.54%                   -20.58%
     1/31/03                   -27.69%                   -19.54%


Past performance in no guarantee of future results. The Fund's investment results represent average annual returns for Class A shares and are based on the net asset value (NAV). Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Small Cap Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 7


PORTFOLIO SUMMARY
January 31, 2003 (unaudited)


INCEPTION DATES
Class A Shares
9/29/66
Class B Shares
9/17/90
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $59.0
Average Market Capitalization ($mil): $1,631


SECTOR BREAKDOWN
      23.4%  Consumer Services
      18.1%  Health Care
      15.5%  Technology
      15.4%  Finance
       8.3%  Capital Goods
       3.9%  Energy                                  [PIE CHART OMITTED]
       3.1%  Basic Industry
       2.9%  Consumer Staples
       2.9%  Utilities
       2.7%  Transportation
       0.8%  Consumer Manufacturing

       3.0%  Short-Term


REGIONAL BREAKDOWN
      54.1%  The Americas
      25.1%  Europe
      17.0%  Asia/Pacific                            [PIE CHART OMITTED]
       0.8%  Middle East/Africa

       3.0%  Short-Term


All data as of January 31, 2003. The Fund's sector and regional breakdowns are expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2003

Class A Shares
-------------------------------------------------------------------------------
                                 Without Sales Charge       With Sales Charge
                   1 Year              -27.69%                  -30.80%
                  5 Years               -8.68%                   -9.46%
                 10 Years                1.79%                    1.35%


Class B Shares
-------------------------------------------------------------------------------
                                 Without Sales Charge       With Sales Charge
                   1 Year              -28.24%                  -31.11%
                  5 Years               -9.39%                   -9.39%
                 10 Years(a)             1.21%                    1.21%


Class C Shares
-------------------------------------------------------------------------------
                                 Without Sales Charge       With Sales Charge
                   1 Year              -28.15%                  -28.87%
                  5 Years               -9.36%                   -9.36%
          Since Inception*               1.02%                    1.02%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                   Class A         Class B         Class C
-------------------------------------------------------------------------------
                   1 Year          -30.48%        -30.80%          -28.60%
                  5 Years           -8.31%         -8.21%           -8.22%
                 10 Years            2.00%          1.84%(a)          NA
          Since Inception*           6.00%          2.40%(a)         1.39%


The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investing in the stocks of small companies may provide the potential for greater returns, but is generally more volatile and the loss of principal may be greater, than funds investing in stocks of larger, more established companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Since Inception: 5/3/93, Class C.

(a) Assumes conversion of Class B shares into Class A shares after 8 years.

NA: Not applicable.


_______________________________________________________________________________

AllianceBernstein Global Small Cap Fund o 9


TEN LARGEST HOLDINGS
January 31, 2003 (unaudited)

                                                                    Percent of
Company                                  Country    U.S. $ Value    Net Assets
-------------------------------------------------------------------------------
Shionogi & Co., Ltd.                       Japan     $ 1,281,972           2.2%
Kose Corp.                                 Japan       1,012,480           1.7
National Grid Transco Plc         United Kingdom         898,525           1.5
Altana AG                                Germany         875,506           1.5
Schoeller-Bleckmann Oilfield
   Equipment AG                          Austria         771,365           1.3
Bank of Fukuoka, Ltd.                      Japan         759,843           1.3
Capita Group Plc                  United Kingdom         757,808           1.3
Converium Holding AG                 Switzerland         726,549           1.2
ITO EN, Ltd.                               Japan         694,502           1.2
Gjensidige NOR ASA                        Norway         640,152           1.1
                                                     $ 8,418,702          14.3%


MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2003 (unaudited)

                                   --------------------------------------------
                                                      Shares
                                   --------------------------------------------
                                                                      Holdings
Purchases                                Country          Bought       1/31/03
-------------------------------------------------------------------------------
Dixons Group Plc                  United Kingdom         346,500       346,500
Imation Corp.                      United States          12,300        12,300
Kookmin Credit Card Co., Ltd.        South Korea          23,200        23,200
Marui Co., Ltd.                            Japan          57,100        57,100
Mid Atlantic Medical
   Services, Inc.                  United States          10,600        10,600
MobileOne (Asia), Ltd.                 Singapore         630,000       630,000
Nitto Denko Corp.                          Japan          16,100        16,100
Omnicare, Inc.                     United States          18,700        18,700
Strayer Education, Inc.            United States           7,500         7,500
Take-Two Interactive
   Software, Inc.                  United States          17,700        17,700


                                                                      Holdings
Sales                                    Country            Sold       1/31/03
-------------------------------------------------------------------------------
Business Objects, SA                      France          35,000            -0-
Commerce Bancorp, Inc.             United States          13,100            -0-
Fujisawa Pharmaceutical
   Co., Ltd.                               Japan          36,000            -0-
Matalan Plc                       United Kingdom         183,600            -0-
Net One Systems Co., Ltd.                  Japan             146            -0-
Olympus Optical Co., Ltd.                  Japan          39,000            -0-
Samsung Securities Co., Ltd.         South Korea          19,100            -0-
Sankyo Co., Ltd.                           Japan          37,200            -0-
THK Co., Ltd.                              Japan          45,000            -0-
Wella AG pfd                             Germany          20,960            -0-


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


TEN LARGEST COUNTRY HOLDINGS
January 31, 2003 (unaudited)

                                                                    Percent of
Country                                      U.S. $ Value           Net Assets
-------------------------------------------------------------------------------
United States                                $ 33,348,179                 56.5%
Japan                                           7,850,534                 13.3
United Kingdom                                  4,821,365                  8.2
Germany                                         1,653,343                  2.8
Austria                                         1,177,511                  2.0
Switzerland                                     1,028,117                  1.7
France                                            903,593                  1.5
Spain                                             875,782                  1.5
Netherlands                                       767,799                  1.3
Hong Kong                                         766,790                  1.3
                                             $ 53,193,013                 90.1%


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 11


PORTFOLIO OF INVESTMENTS
January 31, 2003 (unaudited)

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-98.1%

United States Investments-53.4%
Consumer Services-13.6%
Advertising-0.6%
Getty Images, Inc.(a)                                    12,000     $   351,000
                                                                    -----------
Apparel-0.5%
Chico's FAS, Inc.(a)                                     15,300         278,613
                                                                    -----------
Broadcasting & Cable-1.8%
Hispanic Broadcasting Corp.(a)                           21,900         486,180
Radio One, Inc. Cl.D(a)                                  22,100         337,688
ValueVision International, Inc. Cl.A(a)                  20,600         271,714
                                                                    -----------
                                                                      1,095,582
                                                                    -----------
Entertainment & Leisure-1.5%
GameStop Corp.(a)                                         8,400          71,400
Hollywood Entertainment Corp.(a)                          7,300          97,382
Regal Entertainment Group Cl.A                           17,500         336,350
Take-Two Interactive Software, Inc.(a)                   17,700         375,063
                                                                    -----------
                                                                        880,195
                                                                    -----------
Gaming-1.2%
Alliance Gaming Corp.(a)                                 21,200         334,748
Station Casinos, Inc.(a)                                 21,200         385,628
                                                                    -----------
                                                                        720,376
                                                                    -----------
Restaurants & Lodging-0.3%
Ruby Tuesday, Inc.                                       10,600         200,340
                                                                    -----------
Retail - General Merchandise-3.1%
Abercrombie & Fitch Co. Cl.A(a)                          14,300         398,112
CDW Computer Centers, Inc.(a)                            11,500         507,035
MSC Industrial Direct Co., Inc. Cl.A(a)                  22,800         403,560
Rent-A-Center, Inc.(a)                                    7,500         395,625
Ultimate Electronics, Inc.(a)                            11,800         106,908
                                                                    -----------
                                                                      1,811,240
                                                                    -----------
Toys-0.5%
Leapfrog Enterprises, Inc.(a)                            11,100         269,952
                                                                    -----------
Miscellaneous-4.1%
Career Education Corp.(a)                                 6,900         323,610
Iron Mountain, Inc.(a)                                   18,450         585,050
Manpower, Inc.                                           15,000         520,200
ScanSource, Inc.(a)                                      14,000         280,140
Strayer Education, Inc.                                   7,500         421,350
The Corporate Executive Board Co.(a)                     10,100         312,999
                                                                    -----------
                                                                      2,443,349
                                                                    -----------
                                                                      8,050,647
                                                                    -----------


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------
Health Care-13.1%
Biotechnology-3.6%
Abgenix, Inc.(a)                                         13,800     $    76,314
Charles River Laboratories International, Inc.(a)         9,200         273,976
InterMune, Inc.(a)                                       11,800         208,270
Scios, Inc.(a)                                            8,100         265,680
The Medicines Co.(a)                                     29,500         484,390
Trimeris, Inc.(a)                                         8,100         342,387
United Therapeutics Corp.(a)                             29,400         453,936
                                                                    -----------
                                                                      2,104,953
                                                                    -----------
Drugs-0.7%
AmerisourceBergen Corp.                                   3,273         190,489
Martek Biosciences Corp.(a)                              10,000         243,500
                                                                    -----------
                                                                        433,989
                                                                    -----------
Medical Products-3.0%
CTI Molecular Imaging, Inc.(a)                           13,000         342,433
Henry Schein, Inc.(a)                                     6,300         255,339
Integra LifeSciences Holdings(a)                         23,500         387,280
OraSure Technologies, Inc.(a)                            37,700         295,945
PSS World Medical, Inc.(a)                               47,100         317,454
SurModics, Inc.(a)                                          700          21,000
Wright Medical Group, Inc.(a)                            10,900         152,927
                                                                    -----------
                                                                      1,772,378
                                                                    -----------
Medical Services-5.2%
Accredo Health, Inc.(a)                                  13,050         489,505
Community Health Systems, Inc.(a)                        14,200         270,084
LifePoint Hospitals, Inc.(a)                             12,900         331,530
Medical Staffing Network Holdings, Inc.(a)               20,100         271,350
Mid Atlantic Medical Services, Inc.(a)                   10,600         364,852
Omnicare, Inc.                                           18,700         483,021
Pediatrix Medical Group, Inc.(a)                          7,400         271,950
Priority Healthcare Corp. Cl.B(a)                         8,400         195,384
VistaCare, Inc. Cl.A(a)                                   4,000          65,000
WellChoice, Inc.(a)                                      13,000         306,150
                                                                    -----------
                                                                      3,048,826
                                                                    -----------
Miscellaneous-0.6%
Stericycle, Inc.(a)                                      11,300         382,957
                                                                    -----------
                                                                      7,743,103
                                                                    -----------
Technology-10.3%
Communication Equipment-0.3%
National Instruments Corp.(a)                             5,900         190,393
                                                                    -----------
Computer Hardware/Storage-0.6%
Avocent Corp.(a)                                         14,100         353,910
                                                                    -----------
Computer Peripherals-0.8%
Imation Corp.(a)                                         12,300         439,602
                                                                    -----------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 13


Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-0.8%
Cognizant Technology Solutions Corp.(a)                   1,400     $    84,406
Hewitt Associates, Inc. Cl.A(a)                          12,000         366,120
                                                                    -----------
                                                                        450,526
                                                                    -----------
Semi-Conductor Capital Equipment-0.8%
Cymer, Inc.(a)                                            8,600         265,826
Varian Semiconductor Equipment
  Associates, Inc.(a)                                     8,900         230,866
                                                                    -----------
                                                                        496,692
                                                                    -----------
Semi-Conductor Components-2.1%
ATMI, Inc.(a)                                            21,500         382,055
Fairchild Semiconductor Corp. Cl.A(a)                    28,700         313,978
Integrated Circuit Systems, Inc.(a)                      26,100         548,100
                                                                    -----------
                                                                      1,244,133
                                                                    -----------
Software-2.1%
Hyperion Solutions Corp.(a)                              16,000         443,648
Informatica Corp.(a)                                     69,800         487,204
NetIQ Corp.(a)                                            6,300          75,285
Quest Software, Inc.(a)                                  20,700         209,898
                                                                    -----------
                                                                      1,216,035
                                                                    -----------
Miscellaneous-2.8%
Aeroflex, Inc.(a)                                        23,600         188,800
Amphenol Corp. Cl.A(a)                                   10,600         431,950
Exar Corp.(a)                                            27,500         356,125
Plantronics, Inc.(a)                                      6,000          85,380
Power-One, Inc.(a)                                       35,200         173,184
Tektronix, Inc.(a)                                       26,300         433,950
                                                                    -----------
                                                                      1,669,389
                                                                    -----------
                                                                      6,060,680
                                                                    -----------
Finance-6.0%
Banking-Money Center-0.4%
Commercial Capital Bancorp, Inc.(a)                       4,500          40,005
New York Community Bancorp, Inc.                          6,000         177,120
                                                                    -----------
                                                                        217,125
                                                                    -----------
Banking - Regional-0.7%
American Capital Strategies, Ltd.                        19,000         441,560
                                                                    -----------
Brokerage & Money Management-2.9%
A.G. Edwards, Inc.                                       16,600         474,262
Affiliated Managers Group, Inc.(a)                        9,300         431,892
BlackRock, Inc. Cl.A(a)                                   8,500         359,125
Southwest Bancorporation of Texas, Inc.(a)               13,000         422,890
                                                                    -----------
                                                                      1,688,169
                                                                    -----------
Insurance-1.0%
RenaissanceRe Holdings, Ltd.                              6,400         251,328
StanCorp Financial Group, Inc.                            7,300         364,416
                                                                    -----------
                                                                        615,744
                                                                    -----------


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-1.0%
Investors Financial Services Corp.                       12,500     $   349,125
Radian Group, Inc.                                        6,400         236,160
                                                                    -----------
                                                                        585,285
                                                                    -----------
                                                                      3,547,883
                                                                    -----------
Capital Goods-4.4%
Electrical Equipment-2.2%
Alliant Techsystems, Inc.(a)                              6,450         350,622
L-3 Communications Holdings, Inc.(a)                     12,100         541,717
United Defense Industries, Inc.(a)                       17,400         413,250
                                                                    -----------
                                                                      1,305,589
                                                                    -----------
Machinery-1.3%
AGCO Corp.(a)                                             7,500         134,250
Cooper Cameron Corp.(a)                                   7,200         348,984
Navistar International Corp.(a)                          12,000         288,840
                                                                    -----------
                                                                        772,074
                                                                    -----------
Pollution Control-0.1%
Waste Connections, Inc.(a)                                1,300          45,175
                                                                    -----------
Miscellaneous-0.8%
IDEX Corp.                                               16,100         469,476
                                                                    -----------
                                                                      2,592,314
                                                                    -----------
Energy-2.6%
Domestic Producers-1.2%
Newfield Exploration Co.(a)                              10,500         347,235
Pogo Producing Co.                                       10,400         369,200
                                                                    -----------
                                                                        716,435
                                                                    -----------
Oil Service-1.4%
Premcor, Inc.(a)                                         19,600         410,620
Spinnaker Exploration Co.(a)                              9,300         184,791
W-H Energy Services, Inc.(a)                             13,700         212,350
                                                                    -----------
                                                                        807,761
                                                                    -----------
                                                                      1,524,196
                                                                    -----------
Basic Industry-2.0%
Chemicals-0.7%
Georgia Gulf Corp.                                       18,000         423,900
                                                                    -----------
Paper & Forest Products-0.8%
Pactiv Corp.(a)                                          23,000         469,430
                                                                    -----------
Miscellaneous-0.5%
Philadelphia Suburban Corp.                              15,000         301,500
                                                                    -----------
                                                                      1,194,830
                                                                    -----------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 15


Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-1.4%
Air Freight-1.4%
C.H. Robinson Worldwide, Inc.                            16,000     $   448,320
Expeditors International of Washington, Inc.             12,600         388,206
                                                                    -----------
                                                                        836,526
                                                                    -----------
Total United States Investments
   (cost $32,854,212)                                                31,550,179
                                                                    -----------
Foreign Investments-44.7%
Australia-0.5%
Alumina, Ltd.                                            60,000         165,323
WMC Resources, Ltd.(a)                                   60,000         139,996
                                                                    -----------
                                                                        305,319
                                                                    -----------
Austria-2.0%
Schoeller-Bleckmann Oilfield Equipment AG                85,000         771,365
Telekom Austria AG(a)                                    39,600         406,146
                                                                    -----------
                                                                      1,177,511
                                                                    -----------
Canada-1.3%
Axcan Pharma, Inc.(a)                                    29,900         330,993
Cognos, Inc.(a)                                          18,300         417,057
                                                                    -----------
                                                                        748,050
                                                                    -----------
Czech Republic-1.0%
Komercni Banka AS                                         8,500         596,852
                                                                    -----------
France-1.5%
Atos Origin, SA(a)                                       12,960         360,765
Dassault Systemes, SA                                    24,477         542,828
                                                                    -----------
                                                                        903,593
                                                                    -----------
Germany-2.8%
Altana AG                                                21,000         875,506
Fraport AG                                               31,326         565,195
Nordex AG(a)                                             90,000         212,642
                                                                    -----------
                                                                      1,653,343
                                                                    -----------
Greece-1.1%
Greek Organization of Football Prognostics               68,000         626,585
                                                                    -----------
Hong Kong-1.3%
Johnson Electric Holdings, Ltd.                         351,500         403,326
Li & Fung, Ltd.                                         378,000         363,464
                                                                    -----------
                                                                        766,790
                                                                    -----------
Hungary-0.3%
Gedeon Richter Rt.                                        3,015         175,396
                                                                    -----------
Ireland-1.0%
Anglo Irish Bank Corp. Plc                               55,541         402,626
Riverdeep Group Plc (ADR)(a)                             25,000         211,250
                                                                    -----------
                                                                        613,876
                                                                    -----------


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------
Italy-1.0%
Tod's SpA                                                18,350     $   571,502
                                                                    -----------
Japan-13.3%
Bank of Fukuoka, Ltd.                                   203,000         759,843
Daikin Industries, Ltd.                                  21,000         296,736
Hoya Corp.                                                9,000         567,963
ITO EN, Ltd.                                             22,700         694,502
Kose Corp.                                               34,900       1,012,480
Marui Co., Ltd.                                          57,100         499,337
Mitsui Mining Co., Ltd.                                 158,000         363,536
NEC Mobiling, Ltd.                                       44,100         381,976
Nikon Corp.(a)                                           39,000         291,634
Nitto Denko Corp.                                        16,100         421,441
Omron Corp.                                              35,000         502,439
ORIX Corp.                                                3,400         202,660
Shionogi & Co., Ltd.                                    103,000       1,281,972
The Sumitomo Trust and Banking Co., Ltd.                152,000         574,015
                                                                    -----------
                                                                      7,850,534
                                                                    -----------
Netherlands-1.3%
Hagemeyer NV                                             24,000         159,546
IHC Caland NV                                            12,600         608,253
                                                                    -----------
                                                                        767,799
                                                                    -----------
Norway-1.1%
Gjensidige NOR ASA                                       20,000         640,152
                                                                    -----------
Singapore-1.1%
City Developments, Ltd.                                  76,000         169,525
MobileOne, Ltd.(a)                                      630,000         445,485
                                                                    -----------
                                                                        615,010
                                                                    -----------
South Africa-0.8%
ABSA Group, Ltd.                                        128,100         490,805
                                                                    -----------
South Korea-0.9%
Kookmin Credit Card Co., Ltd.(a)                         23,200         548,382
                                                                    -----------
Spain-1.5%
Sogecable, SA(a)                                         45,499         483,750
Zeltia, SA                                               66,250         392,032
                                                                    -----------
                                                                        875,782
                                                                    -----------
Sweden-0.9%
Eniro AB                                                 90,676         547,376
                                                                    -----------
Switzerland-1.7%
Converium Holding AG(a)                                  15,700         726,549
SEZ Holding AG(a)                                        10,500         116,679
Unique Zurich Airport(a)                                  8,430         184,889
                                                                    -----------
                                                                      1,028,117
                                                                    -----------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 17


                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)   U.S. $ Value
-------------------------------------------------------------------------------
Taiwan-0.1%
Compal Electronics, Inc. (GDR)(a)                        12,340     $    71,263
                                                                    -----------
United Kingdom-8.2%
Capita Group Plc                                        225,000         757,808
Dixons Group Plc                                        346,500         588,500
easyJet Plc(a)                                          104,275         390,225
Friends Provident Plc                                   389,934         566,055
National Grid Transco Plc                               137,590         898,525
NDS Group Plc (ADR)(a)                                   41,400         310,500
Rank Group Plc                                          121,936         479,383
The Sage Group Plc                                      101,000         196,045
Wetherspoon (J.D.) Plc                                  101,003         274,139
WPP Group Plc                                            51,400         360,185
                                                                    -----------
                                                                      4,821,365
                                                                    -----------
Total Foreign Investments
   (cost $33,911,821)                                                26,395,402
                                                                    -----------
Total Common & Preferred Stocks
   (cost $66,766,033)                                                57,945,581
                                                                    -----------
SHORT-TERM INVESTMENT-3.1%

Time Deposit-3.1%
State Street Euro Dollar
   0.75%, 2/03/03
   (cost $1,798,000)                                     $1,798       1,798,000
                                                                    -----------
Total Investments-101.2%
   (cost $68,564,033)                                                59,743,581
Other assets less liabilities*--(1.2%)                                 (693,821)
                                                                    -----------
Net Assets-100%                                                     $59,049,760
                                                                    ===========


* SECURITY LENDING INFORMATION

Includes cash collateral received of $6,540,945 for securities on loan as of January 31, 2003 (see Note F). The lending agent invested the cash collateral in a short-term investment as follows:

                                                                      Percent
                                    Current                U.S. $      of Net
                                     Yield     Shares       Value      Assets
                                   --------  ----------  -----------  --------
UBS Private Money Market Fund LLC    1.32%   6,540,945   $6,540,945    11.1%


(a)   Non-income producing security.

     Glossary of Terms:
     ADR - American Depositary Receipt.
     GDR - Global Depositary Receipt.

     See notes to financial statements.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


STATEMENT OF ASSETS & LIABILITIES
January 31, 2003 (unaudited)

ASSETS
Investments in securities, at value (cost $68,564,033)          $ 59,743,581(a)
Cash                                                                     855
Collateral held for securities loaned                              6,540,945
Receivable for investment securities sold                            241,322
Dividends and interest receivable                                     24,068
Receivable for capital stock sold                                      8,890
                                                                ------------
Total assets                                                      66,559,661
                                                                ------------

LIABILITIES
Payable for collateral received on securities loaned               6,540,945
Payable for investment securities purchased                          485,142
Payable for capital stock redeemed                                   118,862
Management fee payable                                                52,926
Distribution fee payable                                              27,871
Accrued expenses and other liabilities                               284,155
                                                                ------------
Total liabilities                                                  7,509,901
                                                                ------------
Net Assets                                                      $ 59,049,760
                                                                ============

COMPOSITION OF NET ASSETS
Capital stock, at par                                           $    109,918
Additional paid-in capital                                       141,263,481
Accumulated net investment loss                                   (1,085,985)
Accumulated net realized loss on investment and
   foreign currency transactions                                 (72,417,745)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities            (8,819,909)
                                                                ------------
                                                                $ 59,049,760
                                                                ============
CALCULATION OF MAXIMUM OFFERING PRICE

Class A Shares
Net asset value and redemption price per share
   ($39,761,804 / 7,048,542 shares of capital stock
   issued and outstanding)                                            $ 5.64
Sales charge--4.25% of public offering price                             .25
                                                                      ------
Maximum offering price                                                $ 5.89
                                                                      ======
Class B Shares
Net asset value and offering price per share
   ($15,552,259 / 3,185,332 shares of capital stock
   issued and outstanding)                                            $ 4.88
                                                                      ======
Class C Shares
Net asset value and offering price per share
   ($3,565,653 / 728,327 shares of capital stock
   issued and outstanding)                                            $ 4.90
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($170,044 / 29,605 shares of capital stock
   issued and outstanding)                                            $ 5.74
                                                                      ======


(a)   Includes securities on loan with a value of $6,068,114 (see Note F).

      See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 19


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2003 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes
   withheld of $3,525)                              $  198,746
Interest                                                16,689     $   215,435
                                                    ----------
EXPENSES
Advisory fee                                           323,612
Distribution fee--Class A                               64,574
Distribution fee--Class B                               87,195
Distribution fee--Class C                               20,073
Transfer agency                                        291,589
Custodian                                              128,712
Administrative                                          72,625
Printing                                                60,599
Audit and legal                                         50,603
Registration fees                                       30,682
Directors' fees                                          9,884
Miscellaneous                                            1,437
                                                    ----------
Total expenses                                                       1,141,585
                                                                   -----------
Net investment loss                                                   (926,150)
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized loss on:
   Investment transactions                                         (15,715,862)
   Foreign currency transactions                                       (66,899)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                       9,422,710
   Foreign currency denominated assets
      and liabilities                                                      203
                                                                   -----------
Net loss on investment and foreign
currency transactions                                               (6,359,848)
                                                                   -----------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                                 $(7,285,998)
                                                                   ===========


See notes to financial statements.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                               January 31, 2003      July 31,
                                                  (unaudited)          2002
                                                 --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                             $   (926,150)     $ (2,194,631)
Net realized loss on investment
   and foreign currency transactions             (15,782,761)      (39,198,256)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities              9,422,913        10,723,875
                                                ------------      ------------
Net decrease in net assets
   from operations                                (7,285,998)      (30,669,012)

CAPITAL STOCK TRANSACTIONS
Net decrease                                      (5,485,655)      (17,054,949)
                                                ------------      ------------
Total decrease                                   (12,771,653)      (47,723,961)

NET ASSETS
Beginning of period                               71,821,413       119,545,374
                                                ------------      ------------
End of period                                   $ 59,049,760      $ 71,821,413
                                                ============      ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 21


NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Small Cap Fund, Inc. (the "Fund"), formerly Alliance Global Small Cap Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accor-


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 23


dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $72,625 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $195,272 for the six months ended January 31, 2003.

For the six months ended January 31, 2003, the Fund's expenses were reduced by $529 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $404 from the sales of Class A shares and $2,881, $14,738 and $134 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2003.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2003, amounted to $114,828, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,846,234 and $1,101,301 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $23,711,169 and $30,461,449, respectively, for the six months ended January 31, 2003. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 2003.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,391,075 and gross unrealized depreciation of investments was $13,211,527, resulting in net unrealized depreciation of $8,820,452, excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At January 31, 2003, the Fund had no forward exchange currency contracts outstanding.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 25


NOTE E

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 were as follows:

                                             2002            2001
                                        --------------   --------------
Distributions paid from:
   Net long-term capital gains             $      -0-      $  764,779
                                          ----------       ----------
Total taxable distributions                       -0-         764,779
                                          ----------       ----------
Total distributions paid                   $      -0-      $  764,779
                                          ----------       ----------


As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                      $(55,598,621)(a)
Unrealized appreciation/(depreciation)                     (19,439,020)(b)
                                                          ------------
Total accumulated earnings/(deficit)                      $(75,037,641)
                                                          ============

(a) On July 31, 2002, the Fund had a net capital loss carryforward of $34,121,716, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Fund deferred to August 1, 2002, post October capital losses of $21,317,070 and post October currency losses of $159,835.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with UBS/PaineWebber, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2003, the Fund had loaned securities with a value of $6,068,114 and received cash collateral of $6,540,945, which was invested in a money mar-


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


ket fund as included in the footnotes to the accompanying portfolio of investments. For the six months ended January 31, 2003, the Fund earned fee income of $4,094 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                            Shares                           Amount
                ------------------------------   ------------------------------
                Six Months Ended  Year Ended   Six Months Ended   Year Ended
                January 31, 2003    July 31,   January 31, 2003     July 31,
                   (unaudited)        2002        (unaudited)         2002
                 -------------   -------------   -------------   --------------
CLASS A
Shares sold          2,026,047       5,634,790    $ 11,928,806    $ 43,126,076
-------------------------------------------------------------------------------
Shares converted
  from Class B          61,364         129,401         357,449         999,804
-------------------------------------------------------------------------------
Shares redeemed     (2,568,688)     (6,773,088)    (15,158,606)    (52,052,152)
-------------------------------------------------------------------------------
Net decrease          (481,277)     (1,008,897)   $ (2,872,351)   $ (7,926,272)
===============================================================================

CLASS B
Shares sold            206,603         508,534    $  1,054,415    $  3,437,793
-------------------------------------------------------------------------------
Shares converted
  to Class A           (70,806)       (148,461)       (357,449)       (999,804)
-------------------------------------------------------------------------------
Shares redeemed       (584,582)     (1,364,510)     (2,954,673)     (8,986,368)
-------------------------------------------------------------------------------
Net decrease          (448,785)     (1,004,437)   $ (2,257,707)   $ (6,548,379)
===============================================================================

CLASS C
Shares sold            329,631         648,960    $  1,687,446    $  4,359,452
-------------------------------------------------------------------------------
Shares redeemed       (403,285)       (968,854)     (2,028,679)     (6,467,560)
-------------------------------------------------------------------------------
Net decrease           (73,654)       (319,894)   $   (341,233)   $ (2,108,108)
===============================================================================

ADVISOR CLASS
Shares sold            141,922           3,144    $    860,574    $     24,316
-------------------------------------------------------------------------------
Shares redeemed       (144,250)        (61,241)       (874,938)       (496,506)
-------------------------------------------------------------------------------
Net decrease            (2,328)        (58,097)   $    (14,364)   $   (472,190)
===============================================================================


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 27


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2003.

NOTE I

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                Class A
                                            ----------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                             January 31,                        Year Ended July 31,
                                                2003     ---------------------------------------------------------------
                                            (unaudited)      2002         2001         2000         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $6.29        $8.74       $15.13       $11.66       $12.14       $12.87

Income From Investment
  Operations
Net investment loss(a)                          (.08)        (.15)        (.15)        (.16)        (.08)        (.11)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.57)       (2.30)       (4.51)        3.83          .76          .37
Net increase (decrease) in
  net asset value from
  operations                                    (.65)       (2.45)       (4.66)        3.67          .68          .26

Less: Distributions
Distributions from net
  realized gain on
  investment transactions                         -0-          -0-          -0-        (.20)       (1.16)        (.99)
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-       (1.73)          -0-          -0-          -0-
Total distributions                               -0-          -0-       (1.73)        (.20)       (1.16)        (.99)
Net asset value,
  end of period                                $5.64        $6.29        $8.74       $15.13       $11.66       $12.14

Total Return
Total investment return based
  on net asset value(b)                       (10.33)%     (28.03)%     (33.85)%      31.81%        7.51%        2.49%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $39,762      $47,367      $74,639     $120,687      $77,164      $82,843
Ratio to average net assets of:
  Expenses                                      3.26%(c)     2.62%        2.14%(d)     2.02%(d)     2.37%(d)     2.16%(d)
  Net investment loss                          (2.59)%(c)   (1.99)%      (1.33)%      (1.07)%       (.79)%       (.88)%
Portfolio turnover rate                           38%          84%         121%         133%         120%         113%



See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 29


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                               Class B
                                            ----------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                             January 31,                      Year Ended July 31,
                                                2003     ---------------------------------------------------------------
                                            (unaudited)      2002         2001         2000         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $5.46        $7.65       $13.59       $10.57       $11.20       $12.03

Income From Investment
  Operations
Net investment loss(a)                          (.09)        (.19)        (.21)        (.24)        (.15)        (.18)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.49)       (2.00)       (4.00)        3.46          .68          .34
Net increase (decrease) in
  net asset value from
  operations                                    (.58)       (2.19)       (4.21)        3.22          .53          .16

Less: Distributions
Distributions from net
  realized gain on
  investment transactions                         -0-          -0-          -0-        (.20)       (1.16)        (.99)
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-       (1.73)          -0-          -0-          -0-
Total distributions                               -0-          -0-       (1.73)        (.20)       (1.16)        (.99)
Net asset value,
  end of period                                $4.88        $5.46        $7.65       $13.59       $10.57       $11.20

Total Return
Total investment return based
  on net asset value(b)                       (10.62)%     (28.63)%     (34.44)%      30.82%        6.74%        1.80%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $15,552      $19,858      $35,500      $65,097      $30,205      $38,827
Ratio to average net assets of:
  Expenses                                      4.09%(c)     3.42%        2.90%(d)     2.76%(d)     3.14%(d)     2.88%(d)
  Net investment loss                          (3.43)%(c)   (2.80)%      (2.10)%      (1.82)%      (1.59)%      (1.58)%
Portfolio turnover rate                           38%          84%         121%         133%         120%         113%



See footnote summary on page 33.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                              Class C
                                            ----------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                            January 31,                         Year Ended July 31,
                                               2003      ---------------------------------------------------------------
                                            (unaudited)      2002         2001         2000         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $5.48        $7.67       $13.62       $10.59       $11.22       $12.05

Income From Investment
  Operations
Net investment loss(a)                          (.09)        (.19)        (.21)        (.24)        (.16)        (.19)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.49)       (2.00)       (4.01)        3.47          .69          .35
Net increase (decrease) in
  net asset value from
  operations                                    (.58)       (2.19)       (4.22)        3.23          .53          .16

Less: Distributions
Distributions from net
  realized gain on
  investment transactions                         -0-          -0-          -0-        (.20)       (1.16)        (.99)
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-       (1.73)          -0-          -0-          -0-
Total distributions                               -0-          -0-       (1.73)        (.20)       (1.16)        (.99)
Net asset value,
  end of period                                $4.90        $5.48        $7.67       $13.62       $10.59       $11.22

Total Return
Total investment return based
  on net asset value(b)                       (10.58)%     (28.55)%     (34.43)%      30.86%        6.72%        1.79%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $3,566       $4,393       $8,609      $19,580       $7,058       $9,471
Ratio to average net assets of:
  Expenses                                      4.02%(c)     3.40%        2.89%(d)     2.75%(d)     3.15%(d)     2.88%(d)
  Net investment loss                          (3.35)%(c)   (2.78)%      (2.12)%      (1.80)%      (1.61)%      (1.59)%
Portfolio turnover rate                           38%          84%         121%         133%         120%         113%



See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 31


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                           Advisor Class
                                            ----------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                            January 31,                        Year Ended July 31,
                                                2003     ---------------------------------------------------------------
                                            (unaudited)      2002         2001         2000         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $6.39        $8.86       $15.28       $11.74       $12.20       $12.89

Income From Investment
  Operations
Net investment loss(a)                          (.09)        (.13)        (.11)        (.12)        (.07)        (.07)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.56)       (2.34)       (4.58)        3.86          .77          .37
Net increase (decrease) in
  net asset value from
  operations                                    (.65)       (2.47)       (4.69)        3.74          .70          .30

Less: Distributions
Distributions from net
  realized gain on
  investment transactions                         -0-          -0-          -0-        (.20)       (1.16)        (.99)
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-       (1.73)          -0-          -0-          -0-
Total distributions                               -0-          -0-       (1.73)        (.20)       (1.16)        (.99)
Net asset value,
  end of period                                $5.74        $6.39        $8.86       $15.28       $11.74       $12.20

Total Return
Total investment return based
  on net asset value(b)                       (10.17)%     (27.88)%     (33.71)%      32.19%        7.63%        2.82%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $170         $204         $797         $707         $189         $392
Ratio to average net assets of:
  Expenses                                      2.96%(c)     2.31%        1.83%(d)     1.69%(d)     2.13%(d)     1.87%(d)
  Net investment loss                          (2.49)%(c)   (1.76)%      (1.03)%       (.76)%       (.63)%       (.57)%
Portfolio turnover rate                           38%          84%         121%         133%         120%         113%



See footnote summary on page 33.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                  Year Ended July 31,
                        --------------------------------------
                          2001      2000      1999      1998
                        --------  --------  --------  --------
Class A                   2.13%     2.01%     2.33%     2.14%
Class B                   2.89%     2.75%     3.11%     2.86%
Class C                   2.88%     2.74%     3.12%     2.85%
Advisor Class             1.82%     1.68%     2.10%     1.84%


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 33


GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


ALLIANCE CAPITAL MANAGEMENT L.P.


Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 35


ALLIANCEBERNSTEIN AT YOUR SERVICE

At AllianceBernstein, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o   Automatic Reinvestment

You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o   Automatic Investment Program

Build your investment account by having money automatically transferred from your bank account on a regular basis.

o   Dividend Direction Plans

You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o   Auto Exchange

You may choose to automatically exchange money from one AllianceBernstein fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o   Systematic Withdrawals

Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o   E-Statements and Electronic Delivery

Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancebernstein.com. Simply click on Investors, then Account Access.

o   A Choice of Purchase Plans

Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o   Telephone Transaction

Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o   AllianceBernstein Answer: 24-Hour Information

For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o   The AllianceBernstein Advance

A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital Management L.P. corporate information. AllianceBernstein mutual fund and account information can be found on www.alliancebernstein.com. Click on Investors to access extensive AllianceBernstein fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Bruce K. Aronow, Vice President
Edward D. Baker, III, Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1)   Member of the Audit Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 37


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


NOTES


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND o 39


NOTES


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


AllianceBernstein Global Small Cap Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.


GSCSR0103